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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 January 2, 2003
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      001-12068               38-2513957
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On January 2, 2003, Metaldyne Corporation ("Metaldyne") issued a press release, which is filed as an exhibit to this Form 8-K, announcing the closing of the transactions contemplated by the Joint Venture Formation Agreement, dated as of December 8, 2002, by and among NC-M Chassis Systems, LLC, a newly formed Delaware limited liability company (the "JV"), DaimlerChrysler Corporation ("Chrysler") and Metaldyne (the "Formation Agreement"). The Formation Agreement is filed as an exhibit to Metaldyne's Form 8-K filed on December 11, 2002. In connection with the closing, Chrysler contributed substantially all of the assets of the business conducted at its New Castle (Indiana) machining and forge facility to the JV in exchange for 100% of the common and preferred interests in the JV. In addition, the JV assumed certain liabilities of the business from Chrysler. Immediately following the contribution, Metaldyne purchased 40% of the common interests in the JV from Chrysler for $20 million in cash.

     In connection with the closing, Metaldyne, Chrysler and the JV entered into an Amended and Restated Operating Agreement dated as of January 2, 2003 (the "Operating Agreement"), which sets forth the parties' agreement as to the affairs of the JV and the conduct of its business. The form of the Operating Agreement is filed as an exhibit to Metaldyne's Form 8-K filed on December 11, 2002. Under the Operating Agreement, Metaldyne will have an option to purchase Chrysler's common and preferred interests in the JV for $118.8 million in cash, approximately $31.7 million in principal amount of a new issue of 10-year 10% senior subordinated notes of Metaldyne (the "Notes") and approximately $64.5 million in liquidation preference of a new series of preferred stock of Metaldyne (the "Preferred Stock"). The form of certificate of designation for the Preferred Stock is filed as an exhibit to Metaldyne's Form 8-K filed on December 11, 2002. Each of the form of indenture for the Notes, the form of registration rights agreement for the Notes and the form of investor rights agreement for the Preferred Stock is filed as an exhibit to this Form 8-K. Metaldyne's call option is available to be exercised assuming satisfactory collective bargaining agreement negotiations. Chrysler will have an option to purchase Metaldyne's common interests in the JV if Metaldyne either does not exercise its call option or does not consummate the purchase of Chrysler's interests in the JV, with the terms depending upon the circumstances.



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Item 7. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.      Description

         10.1             Form of Indenture for 10% Senior Subordinated Notes

         10.2 Form of Registration Rights Agreement for 10% Senior Subordinated Notes

         10.3 Form of Investor Rights Agreement for Series A-1 Preferred Stock, Series A-2 Preferred Stock and 11% Subordinated Notes

         99.1             Press Release dated January 2, 2003



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 6, 2003

                            METALDYNE CORPORATION


                            By:    /s/ William M. Lowe, Jr.
                                   ---------------------------------------------
                                   Name: William M. Lowe, Jr.
                                   Title: Executive Vice President
                                          and Chief Financial Officer


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                                  EXHIBIT INDEX

 Exhibit No.    Description

 10.1           Form of Indenture for 10% Senior Subordinated Notes

 10.2           Form of Registration Rights Agreement for 10% Senior
                Subordinated Notes

 10.3 Form of Investor Rights Agreement for Series A-1 Preferred Stock, Series A-2 Preferred Stock and 11% Subordinated Notes

 99.1           Press Release issued January 2, 2003